UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2011

DGSE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Reeder Rd., Dallas, Texas	75229
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 484-3662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 14, 2011, the Company announced that Texas Capital Bank has agreed to renew and extend its current credit facility. The facility is composed of a $3.5 million revolving note and a $1.0 million term loan.

Item 9.01 Financial Statement and Exhibits

     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

99.1	Press release issued by DGSE Companies, Inc. dated July 14, 2011.
99.2	Ninth Amendment to Loan Agreement by and between DGSE Companies, Inc. and Texas Capital Bank, NA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: July 14, 2011	By:	/s/ Dr. L.S. Smith
Dr. L.S. Smith
Chairman & Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press Release of DGSE Companies, Inc. dated July 14, 2011, announcing that DGSE has renewed its current credit facility with Texas Capital Bank.
99.2	Ninth Amendment to Loan Agreement by and between DGSE Companies, Inc. and Texas Capital Bank, NA